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                                                                 EXHIBIT 10.9


                              CONSENT TO SUBLEASE
                                  MGM PLAZA
                          (InterPacket Group, Inc.)


     1. COLORADO PLACE PARTNERS, LLC, a Delaware limited liability company ("LANDLORD")(successor-in-interest to Maguire Thomas Partners - Colorado Place), and RYSHER ENTERTAINMENT, INC., a Delaware corporation ("TENANT") are parties to an Office Lease dated as of May 31, 1996 (the "LEASE") for Premises in an office building located in Santa Monica, California, commonly known as 2401 Colorado Avenue. All capitalized terms defined in the Lease shall have the same meanings when used herein except as otherwise provided.

     2. Tenant has asked Landlord to consent (the "CONSENT") to the subletting, pursuant to the sublease (the "SUBLEASE") attached hereto as EXHIBIT "A," of approximately 28,500 square feet of the Premises to InterPacket Group, Inc., a Delaware corporation ("SUBTENANT").

     3. Landlord hereby consents to the subletting of approximately 28,500 square feet of the Premises as depicted in Exhibit "A" attached to the Sublease, by Tenant to Subtenant pursuant to the terms of the Sublease to the extent and only to the extent that the Sublease does not enlarge Tenant's rights under the Lease, give Subtenant any right not granted under the Lease, or increase Landlord's responsibilities or obligations under the Lease, and subject to the following terms and conditions:

         (a) Nothing herein contained shall be construed to modify, waive, impair or affect any of the convenants and agreements contained in the Lease (except as may be herein expressly provided), including without limitation any of the convenants or agreements contained in Article 14 of the Lease with respect to assignment and subletting and/or Article 16 of the Lease with respect to Tenant's indemnity obligations, or to waive any breach of Tenant in the due keeping, performance or observance thereof. Without limiting the foregoing, Landlord acknowledges that, pursuant to Section 5.5 of the Sublease, Subtenant has certain rights and obligations regarding use of passenger elevators, to which Landlord hereby specifically consents. Tenant and Subtenant acknowledge that the subleased Premises do not have direct access to the Building's freight elevators.

         (b) Tenant shall be and remain liable and responsible for the due keeping, performance and observance throughout the term of the Lease, of all of the covenants, and agreements therein set forth on the part of Tenant to be kept, performed and observed, including without limitation the obligation for the payment of the fixed rent, additional rent and all other sums now and/or hereinafter becoming payable thereunder, expressly including as such additional rent, any and all charges for any property, material, labor, utility or other services

                                        -1-

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furnished or rendered by Landlord in or in connection with the Premises demised by the Lease, whether for, or at the request of, Tenant or Subtenant.

         (c) The Sublease shall be subject and subordinate at all times to the Lease, and to all of the covenants and agreements of the Lease and of this Consent, and Subtenant shall not do, permit or suffer anything to be done in, or in connection with, Subtenant's use or occupancy of the portion of the Premises so sublet which would violate any of such covenants and agreements. Landlord shall have the right, but not the obligation, to enforce the provisions of the Sublease, including collection of rent reserved thereunder.

         (d) This Consent shall not be construed as a consent by the Landlord to, or as permitting, any other or further subletting or any assignment by either Tenant or Subtenant.

         (e) The portion of the Premises so sublet shall (subject to all of the covenants and agreements of the Lease) be used solely for general office purposes and the purposes permitted under Article 2 of the Lease.

         (f) Upon the expiration or any earlier termination of the term of the Lease with respect to the portion of the Premises so sublet or in case of the surrender of the Lease by Tenant to Landlord, the Sublease and the term and estate thereby granted shall terminate as of the effective date of such expiration, termination or surrender, and Subtenant shall vacate such portion of the Premises on such date, unless specifically agreed otherwise in writing by Landlord. Notwithstanding the foregoing, in the event of termination of the Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the Sublease or
(ii) take over all of the right, title and interest of Tenant, as sublessor, under the Sublease, in which case Subtenant shall attorn to Landlord, but that nevertheless Landlord shall not (1) be liable for any previous act or omission of Tenant under the Sublease, (2) be subject to any defense or offset previously accrued in favor of the Subtenant against Tenant, or (3) be bound by any previous modification of the Sublease made without Landlord's written consent, or by any previous prepayment by Subtenant of more than one month's rent.

         (g) This Consent is expressly conditioned upon compliance by the Tenant and Subtenant with Article 8 of the Lease, with respect to alterations, repairs, additions, or improvements in, to or about the Premises.

         (h) Tenant and Subtenant have represented that the attached Sublease is a true and complete copy of the Sublease, and agree that a true and complete copy of each amendment thereto shall be delivered to Landlord within ten (10) days after the execution and delivery thereof by the parties thereto, it being understood that Landlord shall not be deemed to be a party to said Sublease or any other amendment nor bound by any of the covenants or agreements thereof, and that neither the execution and delivery of this Consent, nor the receipt by Landlord of a copy of said Sublease or a copy of any such amendment, shall be deemed to change any

                                       -2-

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provision of this Consent or to be a consent to, or an approval by Landlord of any covenants or agreement contained in said Sublease or any such amendment.

         (i)  If there are any Profits from the Sublease, as defined in
Section 14.5 of the Lease, Tenant shall pay to Landlord fifty percent (50%) of such Profits as additional rent pursuant to the terms of the Lease.

         (j) Tenant has agreed to give Landlord immediate notice when any one or more of the following conditions arise:

              (1)  The Sublease expires or is terminated;

              (2)  The rent due pursuant to the Sublease is adjusted;

              (3)  Subtenant renews or extends the term of the Sublease; or

              (4)  Subtenant subleases additional space.

         (k) Except as specifically provided in this Consent, in the event of any conflict between the Sublease and the Lease, or between the Sublease and this Consent, the Lease or this Consent, as applicable, shall prevail. Except as specifically provided in this Consent, in the event of any conflict between this Consent and the Lease, the Lease shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Consent as of the date set forth below.

Date: March 3, 2000

          LANDLORD:

          COLORADO PLACE PARTNERS, LLC
          a Delaware limited liability company

          By:  MP-COLORADO PLACE MANAGER I, INC.
               a Delaware corporation
               Its Manager


               By: /s/ John R. Miller
                  ------------------------------
                  Name: John R. Miller
                      --------------------------
                  Title: Senior V-P
                       -------------------------
                  Date Signed: 3/17/2000
                              ------------------


                              [signatures continued on page 4]

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                              [signatures continued from page 3]

           TENANT:

           RYSHER ENTERTAINMENT, INC.,
           a Delaware corporation

               By: /s/ Tim [ILLEGIBLE]
                  ------------------------------
                  Name: Tim [ILLEGIBLE]
                      --------------------------
                  Title: CEO and President
                       -------------------------
                  Date Signed: 3/13/00
                              ------------------


          SUBTENANT

          INTERPACKET GROUP, INC.,
          a Delaware corporation

               By: /s/ JONATHAN GANS
                  ------------------------------
                  Name: Jonathan Gans
                      --------------------------
                  Title: CEO
                       -------------------------
                  Date Signed: 3/08/00
                              ------------------



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                                 EXHIBIT "A"

                                THE SUBLEASE
                                ------------




                      See Exhibit 10.8 filed herewith.







                                    A-1